EXHIBIT 10.89


                   TRANSFER OF LOAN AGREEMENT

This Transfer of Loan Agreement is made and entered into by and between Tangshan Panda Heat and Power Co., Ltd. ("Panda") Tangshan Pan-Western Heat and Power Co., Ltd. ("Pan-Western") and Tangshan Pan-Sino Heat Co., Ltd. ("Pan-Sino") on July 11, 1996.

WHEREAS, Panda and Pan-Western are collectively referred to as Party B under certain Loan Agreement between North China Power Group Company (referred to as "Party A" thereunder) and Party B dated February 10, 1996 as well as an Amendment thereto among Party A, Party B and China Information Trust and Investment Corporation (referred to as "Party C" thereunder) dated June 18, 1996, and both Panda and Pan-Western intend to transfer all of their contractual rights and obligations under such Loan Agreement and its Amendment to Pan-Sino whereby Pan-Sino will assume the capacity of Party B under such Loan Agreement as well as its Amendment;

WHEREAS, Party A and Party C express no objection to such transfer between Panda, Pan-Western and Pan-Sino and intend to accept and confirm such transfer in writing once they are notified;

NOW THEREFOR, for good and valuable consideration and the mutual benefit of the Parties hereto, the Parties hereto have agree to the following transfer of the Loan Agreement and it's Amendment:

1. For the purpose of the Loan Agreement and its Amendment, Pan-Sino shall be substituted for and in the place of Panda and Pan-Western as Party B wherever applicable, except for Article 2
(i)(ii)(iii) under which the obligation to give Party A "the Notice to Proceed with Preliminary Design under the Construction Agreement" shall remain with Panda and Pan-Western.

2. This transfer shall immediately take effect upon receipt of written acceptance and confirmation of such transfer from both
North China Power Group Company ("Party A") and China Information
Trust and Investment Corporation ("Party C").

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Transfer of Loan Agreement and its Amendment to be executed by their duly authorized representatives as of the day and year first above written.

Transferor:
Tangshan Panda Heat and Power Co., Ltd.


By: ________________
Title:
(Company seal)

Tangshan Pan-Western Heat and Power Co., Ltd.


By: ________________
Title:
(Company seal)


Transferee:
Tangshan Pan-Sino Heat and Power Co., Ltd.


By: ________________
Title:
(Company seal)